SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C. 20549


                          FORM 8-K


                       CURRENT REPORT

             Pursuant to Section 13 or 15(d) of
             The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): December 3,1997


                        Advanta Corp.
   (Exact name of registrant as specified in its charter)





 Delaware________             0-14120_            23-1462070___
(State or other jurisdiction  (Commission File   (IRS Employer
of incorporation)             Number             Identification
                                                 No.)




Welsh & McKean Roads, Spring House, Pennsylvania  19477___
     (Address of principal executive offices)     (Zip Code)



Registrant's telephone number, including area code:(215)657-4000

Former name or former address if changed since last report

Item 5.   Other Events

          Company Announcements.


On December 3, 1997, Advanta Corp. (the "Company") announced that it expects net after tax income from continuing operations to be approximately $70 million in 1998. The earnings will come from the Company's rapidly growing mortgage and business services operations. As was previously announced, Fleet Financial Group will acquire the Company's consumer credit card business. The Company said that it expects to earn approximately $60 million from the Mortgage business and approximately $10 million from the Business Services Group in 1998. Additionally, the Company affirmed its expectation to earn approximately $1.50 per share in 1997.

Going forward, the Company will focus on providing innovative financial products and services to consumers and small businesses. While 1998 will be a transitional year with significant corporate restructuring, the Company will be profitable while at the same time investing for future growth. These restructuring activities will occur in the first quarter of 1998. Transaction expenses and restructuring charges as well as positive offsetting items have the net effect of leaving the parent company in a strong capital position and having $500 to $700 million in cash after the stock repurchase to support growth in the future. This level of cash is in addition to the cash position at Advanta National Bank.

The Company announced on October 28, 1997 that it had reached a definitive agreement with Fleet Financial Group under which Fleet will acquire the Company's consumer credit card business, and will combine it with Fleet's consumer credit card business. The transaction is subject to regulatory approval and is expected to close in early 1998. The Company will seek shareholder approval. The preliminary proxy statement has been filed with the Securities and Exchange Commission (the "SEC"). Upon completion of the proxy review by the SEC, the Company will distribute it to all shareholders.

As previously reported, after the close of the transaction, the Company intends to make a tender offer to repurchase between $750 and $850 million of its common stock. The
Company presently expects the tender offer to be at a price between $40 and $45 per share. Under the tender offer, the Company intends to offer to purchase a number of shares of Class A and Class B common stock all at the same price and in the same proportion as the number of shares presently outstanding, including all then exercisable and convertible securities.

This Report on Form 8-K contains forward-looking statements, including but not limited to projections of future earnings, that are subject to certain risks and uncertainties that could cause actual results to differ materially from those projected. The most significant among these risks and uncertainties are: (1) the Company's managed net interest margin, which in turn is affected by the Company's success in originating new credit card accounts, the receivables volume and initial pricing of new accounts, the impact of repricing existing accounts and account attrition, the mix of account types and interest rate fluctuations; (2) the level of delinquencies and charge-offs; (3) the rate of prepayments; (4) the level of expenses; and (5) the timing of the securitizations of the Company's receivables. Earnings also may be affected by factors that affect consumer debt, competitive pressures and the ratings on debt of the Company and its subsidiaries. The transaction described herein also may be affected by factors which include the timing of closing as well as contingencies. The proposed tender offer also may be affected by factors which include the closing of the transaction and the price at which the Company's stock is trading at the time of the
proposed tender offer.   Additional risks that may affect
the Company's future performance are detailed in the Company's filings with the Securities and Exchange Commission, including its most recent Annual Report on Form 10-K and its Quarterly Reports on Form 10-Q.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

          (c)  Exhibits.

          20.1 Press Release of the Company, dated as of December 3, 1997.

                         SIGNATURES


     Pursuant to the requirements of the Securities Exchange
Act of l934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                              Advanta Corp.


                              By:
                              /s/ Elizabeth H. Mai
                              Senior Vice President,
                              Secretary and General Counsel

December 3, 1997

                      Index to Exhibits

Exhibit                       Description         Page

20.1 Press Release of the Company, dated as of December 3, 1997

Exhibit 20.1

                        News Release
                    [ADVANTA LETTERHEAD]


97/13
Janet Point
Vice President, Investor Relations
(215) 444-5335

D'Arcy Rudnay
Vice President, Corporate Communications
(215) 444-5073


                      FOR IMMEDIATE RELEASE

    ADVANTA EXPECTS 1998 EARNINGS TO BE APPROXIMATELY $70 MILLION
                      FROM CONTINUING OPERATIONS


SPRING HOUSE, PA, December 3, 1997-- Advanta Corporation (NASDAQ: ADVNB; ADVNA) today announced that it expects net after tax income from continuing operations to be approximately $70 million in 1998. The earnings will come from Advanta's rapidly growing mortgage and business services operations. As was previously announced, Fleet Financial Group will acquire Advanta's consumer credit card business. The Company said that it expects to earn approximately $60 million from the Mortgage business and approximately $10 million from the Business Services Group in 1998. Additionally, the Company affirms its expectation to earn approximately $1.50 per share in 1997.

Advanta is the largest third-party servicer in the nonconforming credit mortgage industry and is one of the leading providers of nonconforming home equity loans to consumers. The business services unit is one of the nation's top five small-ticket equipment leasing companies.

"I am very proud of Advanta and confident about the future of the Company," said Dennis Alter, Chairman and Chief Executive Officer. "The approximately $650 million of capital and equivalents we will have after the Fleet transaction and after the tender offer will leave Advanta poised to maximize on the leadership position that the mortgage and leasing units enjoy in each of their markets. Clearly, these units have been experiencing outstanding growth, and we expect that performance to continue. Advanta will maximize and build on its core competencies and historic business success."

Advanta Going Forward

Advanta will focus on providing innovative financial products and services to consumers and small businesses. While 1998 will be a transitional year with significant corporate restructuring, the Company will be profitable while at the same time investing for future growth. These restructuring activities will occur in the first quarter of 1998. Transaction expenses and restructuring charges as well as positive offsetting items have the net effect of leaving the parent company in a strong capital position and having $500 to $700 million in cash after the stock repurchase to support growth in the future. This level of cash is in addition to the cash position at Advanta National Bank.

The preliminary proxy statement has been filed with the Securities and Exchange Commission (SEC) and is available for review. However, the proxy is not indicative of the financial operations going forward. Guidance for the ongoing entity is provided in this release.

"Advanta is clearly differentiated from its competitors not only by the diversity of its product and distribution channels, but also by its access to stable funding from retail deposits at Advanta National Bank and Advanta Financial Corp, both FDIC-insured institutions," said David D. Wesselink, Chief Financial Officer. "Moreover, ten years of experience and demonstrated success with securitization places Advanta in a class of its own. The recent $900 million Home Equity securitization was Advanta Mortgage's largest ever and reflects continued strong performance."

The Company said it will distinguish itself from its
competitors by:

       Pursuing products which allow pricing for risk, cost and value;

       Building upon its inherent product strength and broad-based sourcing channels through comprehensive branding and multi-dimensional marketing strategies;

       Aggressively managing collections and delinquencies;
       and,

       Operating from a stable and diverse funding base.

Advanta Mortgage (APFS), with 1300 employees, has more than tripled its size since September 1996 with managed and serviced receivables increasing dramatically to $13.5 billion, as of September 30, 1997. The Company services $9.0 billion in mortgages on a contract-for-fee basis and is the largest third-party servicer in the nonconforming credit mortgage industry. Advanta Mortgage offers a broad range of services to the home equity industry and has a wide scope and breadth of product mix, including loan purchasing, securitizations and contract-for-fee servicing. For the retail consumer, the unit originates home equity loans and lines of credit via direct marketing and through a national system of 50 branches as well as utilizing conduit and broker services.

Advanta Mortgage is well-grounded and strongly positioned to weather the financial challenges and competitive forces facing the industry. Gain on sale, an accounting convention required by FAS 125 for securitization, will represent less than 50% of Mortgage revenues in 1998. In addition, the prepayment, loss and servicing assumptions are reviewed regularly and remain consistent with the performance of the portfolio.

Advanta Business Services, with 600 employees, is one of the nation's largest small-ticket equipment leasing companies.
This unit provides unique financial services to small and medium sized businesses through flexible lease financing programs. The Company originates and services thousands of commercial equipment leases through equipment dealers, manufacturers, brokers and directly through end-users. As of September 30, 1997, lease receivables expanded to $595 million.

In addition to leases, this unit offers a credit card product to the same market that utilizes its leasing products. Receivables for the business credit card product at the end of the 1997 third quarter totaled $606 million versus $231 million last year. This product is priced for risk, does not carry an introductory rate and generally has an annual fee. Loan originations and sales reached $379 million in the recent third quarter, a 52% increase from their $248 million level in last year's comparable period. Advanta Business Services accesses funding via securitizations and consequently must utilize gain on sale accounting. However, such gains will represent less than 20% of revenues for the unit in 1998 and employs conservative assumptions.

Mr. Alter said, "The strengths of the management teams in mortgage and business services provide a strong foundation for continued growth in earnings in the coming years. The depth of management experience coupled with the superior product mix and variety of marketing and sourcing channels certainly differentiates Advanta in the market."

Transaction Expected To Close in Early 1998

The Company announced on October 28, 1997 that it had reached a definitive agreement with Fleet Financial Group under which Fleet will acquire Advanta's consumer credit card business, and will combine it with Fleet's consumer credit card business.

The transaction is subject to regulatory approval and is expected to close in early 1998. The Company will seek shareholder approval. Upon completion of the proxy review by the SEC, the Company will distribute it to all shareholders.

As previously reported, after the close of the transaction, Advanta intends to make a tender offer to repurchase between
$750 to $850 million of Advanta common stock.   The Company
presently expects the tender offer to be at a price between $40 and $45 per share. Under the tender offer, the Company intends to offer to purchase a number of shares of Class A and Class B common stock all at the same price and in the same proportion as the number of shares presently outstanding, including all then exercisable and convertible securities.

This Press Release contains forward-looking statements, including but not limited to projections of future earnings, that are subject to certain risks and uncertainties that could cause actual results to differ materially from those projected. The most significant among these risks and uncertainties are: (1) the Company's managed net interest margin, which in turn is affected by the Company's success in originating new credit card accounts, the receivables volume and initial pricing of new accounts, the impact of repricing existing accounts and account attrition, the mix of account types and interest rate fluctuations; (2) the level of delinquencies and charge-offs; (3) the rate of prepayments; (4) the level of expenses; and (5) the timing of the securitizations of the Company's receivables. Earnings also may be affected by factors that affect consumer debt, competitive pressures and the ratings on debt of the Company and its subsidiaries. The transaction described herein also may be affected by factors which include the timing of closing as well as contingencies. The proposed tender offer also may be affected by factors which include the closing of the transaction and the price at which the Company's stock is trading at the time of the
proposed tender offer.   Additional risks that may affect
the Company's future performance are detailed in the Company's filings with the Securities and Exchange Commission, including its most recent Annual Report on Form 10-K and its Quarterly Reports on Form 10-Q.

The attached supplemental information is part of this release.

                     Advanta Corporation
                Guidance Information For 1998
    (dollars in billions, except for ratios and Net income figures)

Note: All data relates to the managed portfolio unless otherwise noted


Beginning Receivables

     Advanta Personal Finance Services    $5.1 to $5.3
     Mortgage Loans Serviced for Fee      $9.0 to $9.3
     Advanta Business Services            $1.2 to $1.4

Ending Receivables

     Advanta Personal Finance Services    $7.6 to $8.0
     Mortgage Loans Serviced for Fee      $12.0 to $14.0
     Advanta Business Services            $1.5 to $1.8

Revenues (as a % of receivables)

     Owned Net Interest Margin            1.50% to 2.00%
     Advanta Personal Finance Services    2.80% to 3.00%
          (excludes Contract-for-fee)
          Servicing fee income            0.55% to 0.65%
     Advanta Business Services            6.50% to 7.00%

Net Charge-off Ratios (in basis points)

     Advanta Personal Finance Services    70 bp to 80 bp
     Advanta Business Services            300 bp to 325 bp

Operating Expenses (as a % of receivables)   3.25% to 3.45%

Equity and Equivalents/Managed Assets        6.00% to 7.00%

Segment Net Income (dollars in millions)

     Advanta Personal Finance Services    Approx. $60
     Advanta Business Services            Approx. $10

Net Income (dollars in millions)          Approx. $70

     The quarterly earnings of the Company will vary particularly with the level of securitization activity. The normal pattern reflects growing earnings throughout the year with approximately 50% of annual earnings realized in the fourth quarter.

     Note: The above information reflects the Company's good-faith estimates of certain preliminary projected results for 1998.
     This information is subject to various risks and uncertainties, as described in the accompanying press release.